                                                                   Exhbit No. 16

                                POWER OF ATTORNEY

      I, Margo N. Alexander, Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

            Signature                        Title                   Date
            ---------                        -----                   ----


/s/ Margo N. Alexander                      Trustee              May 9, 2001
------------------------
Margo N. Alexander

                                POWER OF ATTORNEY

      I, Brian M. Storms, Trustee and President (Chief Executive Officer) of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacities as Trustee and as President (Chief Executive Officer) of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

            Signature                        Title                   Date
            ---------                        -----                   ----


/s/ Brian M. Storms                  Trustee and President       May 9, 2001
------------------------           (Chief Executive Officer)
Brian M. Storms

                                POWER OF ATTORNEY

      I, Richard Q. Armstrong, Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

            Signature                        Title                   Date
            ---------                        -----                   ----


/s/ Richard Q. Armstrong                    Trustee              May 9, 2001
------------------------
Richard Q. Armstrong

                                POWER OF ATTORNEY

      I, E. Garrett Bewkes, Jr., Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

            Signature                        Title                   Date
            ---------                        -----                   ----


/s/ E. Garrett Bewkes, Jr.                  Trustee              May 9, 2001
--------------------------
E. Garrett Bewkes, Jr.

                                POWER OF ATTORNEY

      I, Richard R. Burt, Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

            Signature                        Title                   Date
            ---------                        -----                   ----


/s/ Richard R. Burt                         Trustee              May 9, 2001
------------------------
Richard R. Burt

                                POWER OF ATTORNEY

      I, Meyer Feldberg, Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

            Signature                        Title                   Date
            ---------                        -----                   ----


/s/ Meyer Feldberg                          Trustee              May 9, 2001
------------------------
Meyer Feldberg

                                POWER OF ATTORNEY

      I, George W. Gowen, Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

            Signature                        Title                   Date
            ---------                        -----                   ----


/s/ George W. Gowen                         Trustee              May 9, 2001
------------------------
George W. Gowen

                                POWER OF ATTORNEY

      I, Frederic V. Malek, Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

            Signature                        Title                   Date
            ---------                        -----                   ----


/s/ Frederic V. Malek                       Trustee              May 9, 2001
------------------------
Frederic V. Malek

                                POWER OF ATTORNEY

      I, Carl W. Schafer, Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

            Signature                        Title                   Date
            ---------                        -----                   ----


/s/ Carl W. Schafer                         Trustee              May 9, 2001
------------------------
Carl W. Schafer